  EXHIBIT 10.1

AGREEMENT

This Agreement (“Agreement”) is made and entered into on April 7, 2025 (“Agreement Date”), by and between Viking Energy Group, Inc., a Nevada corporation (“VKIN”) Camber Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears below (“Investor”).

Recitals

A. VKIN is a wholly-owned subsidiary of the Company.

B. VKIN is indebted to the Investor in the amount of $1,200,000 with no defined repayment terms (the “Debt”).

C. As an accommodation to VKIN and the Company to, inter alia, establish specific repayment terms and other entitlements regarding the Debt, Investor is willing to accept an unsecured, convertible Promissory Note from the Company, as primary obligor, in the form of Promissory Note attached as Exhibit “A” hereto (the “Note”).

Agreement

In consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Viking, the Company and Investor (each a “Party” and collectively, the “Parties”) agree as follows:

1.	Recitals. The Parties acknowledge the accuracy of the Recitals set forth above, which are incorporated herein by reference.

2.

Agreement. The Parties agree that upon execution and delivery of the Note to Investor the terms and conditions of the Note shall govern exclusively the rights, entitlements and/or obligations of each Party with respect to the Debt.

3.	Representations and Warranties of Company. Company hereby represents and warrants to, and as applicable covenants with, Investor as follows:

a.

Organization and Qualification. Each of the Company and VKIN is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Company nor Viking is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a material adverse effect. Each of Company and Viking is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a material adverse effect.

b.

Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate this Agreement and the Note and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of this Agreement and the Note by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. The Note has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

c.	Board Approval. This Agreement and the issuance of the Note is subject to the approval of the Company’s Board of Directors.

4.	Representations and Warranties of Investor. Investor hereby represents and warrants to Company as follows:

a.

Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. This Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

b.

Investor Status. Investor is: (a) an accredited investor as defined in Rule 501(a) under the Securities Act of 1933, as amended; and (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof.

5.	General Provisions.

a.

Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

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b.

Fees and Expenses. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, attorneys, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the Note.

c.

Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

d.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of Nevada or in the federal courts located in the State of Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Parties waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

e.	Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof.

f.

Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and the Note and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement or the Note. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

g.

Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

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h.

Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

i.

Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein.

****signature page follows****

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Agreement Date.

VKIN:

VIKING ENERGY GROUP, INC.

By: /s/ James Doris

Name: James Doris

Title: President & CEO

Company:

CAMBER ENERGY, INC.

By: /s/ James Doris

Name: James Doris

Title: President & CEO

Investor:

FK VENTURE, LLC

By: /s/ Chloe Rachel

Name: Chloe Rachel

Title: Authorized Signatory

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Exhibit A

Promissory Note

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